UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreement

On June 30, 2025, Venus Concept Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Holders”), pursuant to which the Holders agreed to exchange (the “Exchange”):

(i)
that certain Secured Subordinated Convertible Note issued by the Company in favor of Madryn, dated March 31, 2025, in the original principal amount of $6,295,851.11 (the “Existing Madryn Note”), for (a) a new promissory note to be issued by the Company to Madryn, in the original principal amount of $4,105,696.60 (the “New Madryn Note”), and (b) 120,491 shares of the Company’s convertible preferred stock, par value $0.0001 per share, designated as “Series Y Convertible Preferred Stock” (the “Series Y Preferred Stock”), to be issued by the Company to Madryn (the “Madryn Shares”); and

(ii)
that certain Secured Subordinated Convertible Note issued by the Company in favor of Madryn Cayman, dated October 4, 2023 (the “Existing Madryn Cayman Note,” and together with the Existing Madryn Note, the “Existing Notes”), in the original principal amount of $10,719,957.22, for (a) a new promissory note to be issued by the Company to Madryn Cayman, in the original principal amount of $6,990,782.23 (the “New Madryn Cayman Note,” and together with the New Madryn Note, the “New Notes”), and (ii) 205,160 shares of Series Y Preferred Stock to be issued by the Company to Madryn Cayman (the “Madryn Cayman Shares,” and together with the Madryn Shares, the “Preferred Shares”).

The Exchange closed on June 30, 2025.

The Preferred Shares were priced at $19.96 per share, being equal to the product of (i) the average closing price (as reflected on Nasdaq.com) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for the five trading days immediately preceding the date of the Exchange Agreement, multiplied by (ii) 9.0909 (being the number of shares of Common Stock into which each Preferred Share converts). At the next annual or special meeting of shareholders of the Company, or such later date as agreed by the parties, the Company is required to include in the proxy materials for such meeting a proposal for the purpose of eliminating any limitations on the convertibility of the Series Y Preferred Stock under the rules and regulations of the Nasdaq Stock Market LLC.

The Exchange Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties, and covenants contained in the Exchange Agreement were made only for purposes of such agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Exchange Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Preferred Shares, as well as the shares of Common Stock issuable upon conversion thereof, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption therefrom. To consummate the Exchange, the Company relied the registration exemption provided by Section 3(a)(9) of the Securities Act. To effectuate conversions of the shares of Series Y Preferred Stock, the Company will rely on the private placement provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed hereto as Exhibit 10.1.

New Notes

The New Notes are identical to the Existing Notes, except for the reduction in principal amount on account of the Exchange and certain other immaterial changes.

The foregoing description of the New Madryn Note and the New Madryn Cayman Note does not purport to be complete and is qualified in its entirety by reference to the full texts of the New Madryn Note and the New Madryn Cayman Note, copies of which are filed hereto as Exhibits 10.2 and 10.3, respectively.

Third Amended and Restated Registration Rights Agreement

On June 30, 2025, as required by the Exchange Agreement, the Company and the Holders entered into a third amendment and restatement of the Amended and Restated Resale Registration Rights Agreement, as previously entered into among the parties on September 26, 2024 (the “Third Amended and Restated Registration Rights Agreement”). Under the Third Amended and Restated Registration Rights Agreement, the Company is required, among other things, to file a shelf resale registration statement with respect to the shares of Common Stock issuable upon conversion of the shares of Series Y Preferred Stock with the SEC within 60 days following the conversion of all of the issued and outstanding Series Y Preferred Stock into Common Stock. The Company also granted customary demand and piggyback registration right to the Holders. The Third Amended and Restated Registration Rights Agreement contains other terms and conditions customary for a transaction of this type.

The foregoing description of the Third Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Registration Rights Agreement, a copy of which is filed hereto as Exhibit 10.4.

MSLP Consent Agreement

On June 30, 2025,  the Company, Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA”), Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel” and together with the Company, Venus USA and Venus Canada, the “Loan Parties”), entered into a Consent Agreement with the Holders (the “MSLP Consent Agreement”).

The MSLP Consent Agreement granted relief under the Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Holders, as lenders, and Venus USA, as borrower (the “MSLP Loan Agreement”), such that (i) certain minimum liquidity requirements under the MSLP Loan Agreement are waived through July 31, 2025, and (ii) Venus USA is permitted to apply the July 8, 2025 cash interest payment due under each Note (as defined in the MSLP Consent Agreement) to the respective outstanding principal balance of each Note.

The foregoing description of the MSLP Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the MSLP Consent Agreement, a copy of which is filed hereto as Exhibit 10.5.

Sixteenth Bridge Loan Amendment

On June 30, 2025, the Loan Parties entered into a Sixteenth Bridge Loan Amendment Agreement with the Holders (the “Sixteenth Bridge Loan Amendment”). The Sixteenth Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Holders, as lenders (as amended from time to time, the “Bridge Loan”), to extend the maturity date of the Bridge Loan from June 30, 2025 to July 31, 2025.

The foregoing description of the Sixteenth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixteenth Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.6.

New Notes Consent Agreement

On June 30, 2025, the Loan Parties entered into a Consent Agreement with the Holders(the “New Notes Consent Agreement”). The Notes Consent Agreement granted relief under the New Notes (as defined above), such that certain minimum liquidity requirements under New Notes are waived through July 31, 2025.

The foregoing description of the New Notes Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Notes Consent Agreement, a copy of which is filed hereto as Exhibit 10.7.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K pertaining to the issuance of the Preferred Shares is incorporated by reference into this Item 3.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Designations of Series Y Preferred Stock

On June 30, 2025, as required by the Exchange Agreement, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware (the “Series Y Amendment”), thereby amending the Certificate of Designations with respect to the Series Y Preferred Stock, as previously filed with the Secretary of State of the State of Delaware on May 24, 2024 and as previously amended on September 26, 2024 and March 31, 2025 (the “Series Y COD”). The Series Y Amendment amended the Series Y COD to, among other things, increase the authorized shares of Series Y Preferred Stock from 1,200,000 to 1,500,000 The Series Y Amendment became effective with the Secretary of State of the State of Delaware upon filing.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2025, the Company issued a press release regarding the Exchange and related transactions. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor incorporated by reference in any filing under the Securities or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part I Item 1A—“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and under Part II Item 1A—“Risk Factors” in the Company’s subsequently-filed Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Series Y Convertible Preferred Stock, dated June 30, 2025
10.1	Exchange Agreement, dated June 30, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.2	Secured Subordinated Convertible Note, dated June 30, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners, LP
10.3	Secured Subordinated Convertible Note, dated June 30, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners (Cayman Master), LP
10.4	Third Amended and Restated Registration Rights Agreement, dated June 30, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.5
Consent Agreement, dated June 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.6
Sixteenth Amendment to Bridge Loan Agreement, dated June 30, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.7
Consent Agreement, dated June 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

99.1	Press release, dated July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: July 1, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer